POWER OF ATTORNEY
                        _________________


     The undersigned, being a director of TCBY ENTERPRISES, INC., a Delaware corporation (the "Corporation"), does hereby constitute and appoint FRANK D. HICKINGBOTHAM, HERREN
C. HICKINGBOTHAM and GENE H. WHISENHUNT, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, electronically transmit, or deliver any and all instruments and to do any and all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the
Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign such person's name in the name and on behalf of the Corporation to annual reports on Form 10-K or any amendments or filings supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on April 17, 1997.



                         /s/ Frank D. Hickingbotham
                         __________________________________
                             Frank D. Hickingbotham


                         /s/ Herren C. Hickingbotham
                         __________________________________
                             Herren C. Hickingbotham


                         /s/ Marvin D. Loyd
                         __________________________________
                             Marvin D. Loyd


                         /s/ William H. Bowen
                         __________________________________
                             William H. Bowen


                         /s/ Don O. Kirkpatrick
                         __________________________________
                             Don O. Kirkpatrick


                         /s/ Daniel R. Grant
                         __________________________________
                             Daniel R. Grant


                         /s/ Hugh Hart Pollard
                         __________________________________
                             Hugh Hart Pollard


                         /s/ F. Todd Hickingbotham
                         __________________________________
                             F. Todd Hickingbotham